Goldman Sachs Variable Insurance Trust

Service Shares of:
Goldman Sachs Money Market Fund

Supplement dated October 30, 2008 to the
Prospectus dated April 30, 2008 (the “Prospectus”)

As described in the Prospectus supplement dated October 9, 2008, the Goldman Sachs Money Market Fund (the “Fund”) applied to participate in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the United States Department of the Treasury (the “Treasury”). The Treasury formally approved the Fund’s application to participate in the Program and has entered into a Guarantee Agreement with Goldman Sachs Variable Insurance Trust on behalf of the Fund dated as of September 19, 2008.

The Program is designed to provide certain investors with a guarantee of a $1.00 net asset value (“NAV”) price per share based upon the number of shares held by those investors in a fund as of the close of business on September 19, 2008. Any additional investments made by a shareholder after September 19, 2008 in excess of the amount held on that date will not be covered. Moreover, coverage cannot be reinstated if an eligible shareholder closes its account after September 19, 2008 and then reopens it. The guarantee provided pursuant to the Program would be triggered if a fund’s market-based NAV falls below $0.995, commonly referred to as “breaking the buck” (a “Guarantee Event”). Upon the occurrence of a Guarantee Event, a fund’s Board of Trustees must, in the absence of an intervening “cure” event, promptly initiate all actions necessary under state and federal law in order to commence liquidation of that fund. The Program will guarantee any difference between the amount received by an investor in connection with the liquidation and $1.00 per share. Participation in the Program required each fund to pay a one-time non-refundable participation fee which amounted to either 0.01% or 0.015% of the value of a fund’s outstanding shares on September 19, 2008. Guarantee payments under the Program will not exceed the amount available within the Treasury’s Exchange Stabilization Fund, which as of August 31, 2008, was comprised of approximately $50 billion in assets.

The Program’s participation fee will be borne by the Fund without regard to any expense limitation currently in place, and therefore all shareholders will bear these expenses, irrespective of the extent of their coverage. The Program will exist for an initial three-month term ending on December 18, 2008, but the Secretary of the Treasury may extend the Program for any period or periods up to and including the close of business on September 18, 2009. If the Program is extended, the Fund may renew its participation and, upon payment of an additional Program participation fee, maintain coverage during any extension of the Program. If the Secretary chooses not to renew the Program at the end of the initial three month period, the Program will terminate. Further information about the Program can be obtained at www.ustreas.gov.

Neither this supplement, the Prospectuses, nor the Fund itself are in any manner approved, endorsed or sponsored by the Treasury.

This Supplement should be retained with your Prospectus
for future reference.

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